SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8 - K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                October 11,2001
                                                                ---------------

                         SUBURBAN PROPANE PARTNERS, L.P.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       1-14222                 22-3410353
        --------                       -------                 ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)                File No.)           Identification No.)

                                240 Route 10 West
                              Whippany, N.J. 07981
                              --------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code : (973) 887-5300
                                                     --------------



                                                               Page 4 of 5
                                                   Exhibit Index on Page 4

ITEM 5.  OTHER EVENTS

On October 11, 2001, Suburban Propane Partners, L.P. (the "Partnership") issued a press release (the "Press Release") regarding the Partnership's Fiscal 2001 Fourth Quarter/Year End Conference Call. A copy of the Press Release has been filed as Exhibit 99.1 to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.    A copy of the Press Release has been filed as Exhibit
                          99.1 to this Current Report.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SUBURBAN PROPANE PARTNERS, L.P

October 11, 2001                          By:  /s/  Janice G. Meola
                                             -----------------------
                                             Name:  Janice G. Meola
                                             Title: General Counsel & Secretary

                                    EXHIBITS

Exhibit No.                           Exhibit
-----------                           -------

99.1                                  Press Release dated October 11, 2001

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE
---------------------

                SUBURBAN PROPANE PARTNERS, LP TO HOLD FISCAL 2001
                 FOURTH QUARTER/YEAR END RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, OCTOBER 11, 2001--Suburban Propane Partners, L.P. (NYSE:SPH), a leading marketer of propane gas and related products and services nationwide, announced today that it has scheduled its Fiscal 2001 Fourth Quarter/Year End Conference Call for Thursday, October 25, 2001 at 10:00 AM EDT. Analysts, investors and other interested parties are invited to listen to management's discussion of Suburban's Fiscal 2001 fourth quarter and year end results and business outlook by accessing the call via the internet at WWW.SUBURBANPROPANE.COM, or by telephone as follows:

                             Phone #: (888) 273-9887
           Ask for: Suburban Propane Fourth Quarter Fiscal Year 2001
                            Results Conference Call

In addition, a replay of the conference call will be available until 11:59 PM on October 26, 2001 and can be accessed by dialing (800) 475-6701, Access Code 602624. The replay will also be available via the partnership's web site until November 1, 2001.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey, Suburban has been in the customer service business since 1928 and is the nation's third largest propane gas marketer. The Partnership serves over 825,000 residential, commercial, industrial and agricultural customers through approximately 350 customer service centers in more than 40 states. Corporate news, unit prices and additional information about Suburban are available 24 hours a day, 7 days a week on the company's web site: WWW.SUBURBANPROPANE.COM. To receive news releases via fax: Dial 800-758-5804 and input extension 112074.



Company contact:  Robert M. Plante
                  Vice President-Finance & Treasurer
                  (973) 503-9252